As filed with the Securities and Exchange Commission on October 4, 1995
                                        Registration No. 33-


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                         SHAWMUT NATIONAL CORPORATION
           (Exact name of registrant as specified in its charter)

                DELAWARE                      06-1212629
        (State of incorporation)    (I.R.S. Employer Identification No.)

              777 Main Street, Hartford, Connecticut          06115
             One Federal Street, Boston, Massachusetts        02211
             (Address of principal executive offices)      (Zip code)


                     THRIFT AND PROFIT SHARING PLAN FOR
                    EMPLOYEES OF NORTHEAST SAVINGS, F.A.
                          (Full title of the plan)

                         J. Michael Shepherd, Esq.,
              One Federal Street, Boston, Massachusetts  02211
                             (617) 292-3943
          (Name, address and telephone number, including area code,
                            of agent for service)

                                 Copies to:

                         William S. Rubenstein, Esq.
                    Skadden, Arps, Slate, Meagher & Flom
                 919 Third Avenue, New York, New York  10022
                              (212) 735-3000

                       CALCULATION OF REGISTRATION FEE

                               Proposed         Proposed       Amount of
 Title of       Amount to      Maximum          Maximum        Registration
 Securities     be             Offering Price   Aggregate      Fee
 to be          Registered     Per Share        Offering
 Registered                                     Price
 _____________  __________     ______________   __________    _____________

 Participation
 Interests in
 the Thrift
 and Profit
 Sharing Plan   (1)            (1)              (1)            $100.00(2)
 for Employees
 of Northeast
 Savings, F.A.


(1) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Thrift and Profit Sharing Plan for Employees of Northeast Savings, F.A. for open market purchases of common stock.
(2)                       The minimum registration fee required pursuant to
                          Section 6(b) of the Securities Act is being paid.



                            REGISTRATION STATEMENT
                                      ON
                                   FORM S-8

      PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

        ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

             Incorporated by reference in this Registration Statement are the following documents filed by the registrant, SHAWMUT NATIONAL CORPORATION, a Delaware corporation (the
        "Registrant"), with the Securities and Exchange Commission (the "Commission"):

                  (a) Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as amended by a Form 10-K/A dated April 28, 1995;

                  (b) Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1995 and June 30, 1995;

                  (c) Registrant's Current Reports on Form 8-K, dated January 6, 1995, January 11, 1995 (as amended by a Form 8-K/A filed February 7, 1995), January 17, 1995, January 26, 1995, February 7, 1995 (as amended by a Form 8-K/A filed April 13, 1995), February 20, 1995, February 21, 1995, April 13, 1995, April 19, 1995, May 25, 1995, June
             21, 1995, July 19, 1995, August 17, 1995 and August 23,
             1995; and

                  (d) Registrant's description of its common stock, par value $0.01 per share (the "Common Stock"), and its Series A Junior Participating Preferred Stock and Preferred Stock Purchase Rights contained in Registrant's Registration Statements on Form 8-A, as filed with the Commission on November 29, 1988 and March 7, 1989 (as amended by a Form 8-A/A dated March 2, 1995).

             Also incorporated herein by reference is the Thrift and Profit Sharing Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1994, as filed by Northeast Federal Corp.

             All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

        ITEM 4.   DESCRIPTION OF SECURITIES.


             Not applicable.

        ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

             Not applicable.

        ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

             Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation--a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, by-laws, disinterested director vote, stockholder vote, agreement or otherwise, Sections 14-24 of Registrant's By-Laws provide for the indemnification of its directors and officers as authorized by
        Section 145 of the Delaware General Corporation Law.

             Article Fifth of Registrant's Restated Certificate of Incorporation provides that no director of Registrant shall be personally liable to Registrant or its stockholders for monetary damages for any breach of his fiduciary duty as a director except for liability (1) for any breach of the director's duty of loyalty to Registrant or its stockholders,
        (2) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law, (3) under Section 174 of the Delaware General Corporation Law or (4) for any transaction from which the director derived an improper personal benefit.

             The directors and officers of Registrant and its subsidiaries are insured (subject to certain exceptions and deductions) against liabilities which they may incur in their capacity as such, including liabilities under the Securities Act of 1933, under liability insurance policies carried by Registrant. In addition, Registrant has entered into indemnification agreements with the directors of Registrant which provide that Registrant will honor its obligations pursuant to its By-Laws within 30 days of written demand and will, under certain circumstances, provide security for its obligations to indemnify. Section 18(k) of the Federal Deposit Insurance Act prohibits or limits certain types of indemnification payments regarding proceedings instituted by the Federal banking agencies to directors and officers as well as other employees and individuals who are "institution-affiliated parties."

        ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

             Not applicable.

        ITEM 8.   EXHIBITS.

        Exhibit No.    Description

         4.1      Restated Certificate of Incorporation, Articles
                  Fourth, Sixth and Seventh (incorporated by reference to Exhibit 3(i).1 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on December 29, 1994).

         4.2 Certificate of Amendment to the Restated Certificate of Incorporation of Shawmut National Corporation (incorporated by reference to Exhibit 3(i).2 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on December 29, 1994).

         4.3 Certificate of Increase to the Restated Certificate of Incorporation of Shawmut National Corporation (incorporated by reference to Exhibit 3.1 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on February 7, 1995).

         4.4      By-Laws, as amended, Sections 1, 2, 3, 4 and 6
                  (incorporated by reference to the Corporation's current report on Form 8-K (File No. 1-10102) on November 12, 1993).

         4.5 Shareholder rights plan (incorporated by reference to Form 8-A Registration Statement dated March 7, 1989, File No. 1-10102) amended as of February 20, 1995 (incorporated by reference to Exhibit 99.3 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on February 28, 1995).

          5 Advance determination letter, dated May 9, 1995, from the Internal Revenue Service ("IRS") that the plan and the amendments thereto, as submitted to the IRS, constitute a qualified plan.

         23.1     Consent of Price Waterhouse LLP (as to the
                  Registrant).

         23.2 Consent of Price Waterhouse LLP (as to the Business Finance Division of Barclays Business Credit,
                  Inc.).

         23.3     Consent of Deloitte & Touche, LLP (as to
                  Northeast).

         23.4     Consent of KPMG Peat Marwick, LLP (as to Fleet
                  Financial Group, Inc.).

         24 Powers of Attorney (see the signature page to this Form S-8 Registration Statement).

        ITEM 9.   UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

               The Registrant. Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 4th day of October, 1995.

                         SHAWMUT NATIONAL CORPORATION

                         By    /s/ Joel B. Alvord
                               _____________________
                               JOEL B. ALVORD
                               CHAIRMAN AND CHIEF EXECUTIVE OFFICER

               We, the undersigned officers and directors of Shawmut National Corporation, hereby severally and individually constitute and appoint J. Michael Shepherd, Harriet Munrett Wolfe and each of them, the true and lawful attorneys and agents (with full power of substitution and resubstitution in each case) of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendment and instruments.

               Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on October 4, 1995.

               Signature                          Title

      /s/ Joel B. Alvord                Chairman, Chief Executive Officer
      (JOEL B. ALVORD)                   and Director
                                        (Principal Executive Officer)

      /s/ Gunnar S. Overstrom, Jr.      President, Chief Operating Officer
      (GUNNAR S. OVERSTROM, JR.)          and Director

      /s/ Stillman B. Brown             Director
      (STILLMAN B. BROWN)

      /s/ John T. Collins               Director
      (JOHN T. COLLINS)

      __________________________        Director
      (FERDINAND COLLOREDO-MANSFIELD)

      /s/ Bernard M. Fox                Director
      (BERNARD M. FOX)

      /s/ Robert J. Matura              Director
      (ROBERT J. MATURA)

      __________________________        Director
      (LOIS D. RICE)


      __________________________        Director
      (MAURICE SEGALL)

      __________________________        Director
      (SAMUEL O. THIER)

      __________________________        Director
      (PAUL R. TREGURTHA)

      /s/ Wilson Wilde                  Director
      (WILSON WILDE)

               The Plans. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on October 4, 1995.

                                   THRIFT AND PROFIT SHARING PLAN
                                   FOR EMPLOYEES OF NORTHEAST
                                   SAVINGS, F.A.

                                   By /s/ J. Michael Shepherd
                                      ___________________________
                                      (J. MICHAEL SHEPHERD)
                                      Committee Member

                                   By /s/ Susan E. Lester
                                      ______________________________
                                      (SUSAN E. LESTER)
                                      Committee Member

                                   By /s/ Susan A. Rottner
                                      ______________________________
                                      (SUSAN A. ROTTNER)
                                      Committee Member



                               LIST OF EXHIBITS

     Exhibit No.    Description

      4.1 Restated Certificate of Incorporation, Articles Fourth, Sixth and Seventh (incorporated by reference to Exhibit 3(i).1 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on December 29, 1994).

      4.2 Certificate of Amendment to the Restated Certificate of Incorporation of Shawmut National Corporation
               (incorporated by reference to Exhibit 3(i).2 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on December 29, 1994).

      4.3 Certificate of Increase to the Restated Certificate of Incorporation of Shawmut National Corporation
               (incorporated by reference to Exhibit 3.1 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on February 7, 1995).

      4.4      By-Laws, as amended, Section 1, 2, 3, 4 and 6
               (incorporated by reference to Exhibit 3 to the Corporation's current report on Form 8-K (File No. 1-10102) on November 12, 1993).

      4.3 Shareholder rights plan (incorporated by reference to Form 8-A Registration Statement dated March 7, 1989, File No. 1-10102) amended as of February 20, 1995 (incorporated by reference to Exhibit 99.3 to the Corporation's current report on Form 8-K (File No. 1-10102) filed on February 28, 1995).

        5 Advance determination letter, dated May 9, 1995, from the Internal Revenue Service ("IRS") that the plan and amendments thereto, as submitted to the IRS, is a qualified plan.

      23.1     Consent of Price Waterhouse LLP (as to the Registrant).

      23.2 Consent of Price Waterhouse LLP (as to the Business Finance Division of Barclays Business Credit, Inc.).

      23.3     Consent of Deloitte & Touche, LLP (as to Northeast).

      23.4     Consent of KPMG Peat Marwick, LLP (as to Fleet Financial
               Group, Inc.).

      24 Powers of Attorney (see the signature page to this Form S-8 Registration Statement).